Exhibit 10.1e
TECHNICAL AMENDMENT
This TECHNICAL AMENDMENT, dated as of May 28, 2020 (this “Agreement”), is entered into by and between KAR AUCTION SERVICES, INC., a Delaware corporation (the “Borrower”) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).
PRELIMINARY STATEMENTS
WHEREAS, reference is made to the Amended and Restated Credit Agreement, dated as of March 11, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended hereby, the “Credit Agreement”; capitalized terms used but not otherwise defined herein are used with the meanings given in the Credit Agreement), among the Borrower, the lenders and issuing banks party thereto from time to time and the Administrative Agent;
WHEREAS, pursuant to the final paragraph of Section 11.1 of the Existing Credit Agreement, the Administrative Agent may, with the consent of the Borrower only, amend, modify or supplement any Loan Document to cure any technical ambiguity, omission, mistake, defect or inconsistency; and
WHEREAS, in accordance with the final paragraph of Section 11.1 of the Existing Credit Agreement, the Borrower and the Administrative Agent have agreed to amend the Existing Credit Agreement to correct certain technical mistakes, defects or inconstancies as provided in Section 1 hereof on the Technical Amendment Effective Date (as defined below).
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1. Amendments to Existing Credit Agreement. Effective as of the Technical Amendment Effective Date, the Existing Credit Agreement shall be amended, in accordance with the final paragraph of Section 11.1 of the Existing Credit Agreement, as follows:
(a) Section 4.17(c)(v) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(v) the final maturity date of any Incremental Term Loans or Incremental Term Loan Commitments shall be no earlier than the Latest Maturity Date and the Weighted Average Life to Maturity of any Incremental Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Term Loans;”; and
(b) Section 8.3(aa) of the Existing Credit Agreement is hereby amended by deleting the phrase “Section 8.2(v)” and adding in lieu thereof the phrase “Section 8.2(w)”.
SECTION 2. Conditions to the Technical Amendment Effective Date. This Agreement shall become effective upon execution by the Administrative Agent and the Borrower without any further action or consent of any other party to any Loan Document (the date such condition is satisfied, the “Technical Amendment Effective Date”).
SECTION 3. Reference to and Effect on the Loan Documents.
(a) On and after the Technical Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement and each reference in the other Loan Documents to “the Credit

Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Credit Agreement.
(b) The Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined in the Credit Agreement.
(c) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver or amendment of any provision of any of the Loan Documents. This Agreement shall not constitute a novation of the Existing Credit Agreement or any other Loan Document.
(d) The Borrower and the other parties hereto acknowledge and agree that, on and after the Technical Amendment Effective Date, this Agreement shall constitute a Loan Document for all purposes of the Credit Agreement.
(e) The provisions of Sections 11.12 and 11.16 of the Credit Agreement shall apply with like effect to this Agreement.
SECTION 4. Counterparts. This Agreement (including all consents and authorizations relating hereto) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement (or any consent or authorization relating hereto) by electronic transmission or facsimile shall be effective and enforceable as delivery of a manually executed counterpart thereof. The Administrative Agent will not have any responsibility for determining whether (and makes no representation as to whether) any such counterpart has been duly authorized, executed or delivered or is enforceable against any party hereto. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 5. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.
BORROWER:

KAR AUCTION SERVICES, INC.

By:     /s/ James P. Hallett
Name: James P. Hallett
Title: Chief Executive Officer

[Signature Page to KAR Technical Amendment]

    JPMORGAN CHASE BANK, N.A.,
    as Administrative Agent

    By: /s/ Brendan Korb
Name: Brendan Korb
Title: Vice President

[Signature Page to KAR Technical Amendment]